SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

HYPERION SOLUTIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

XXXX

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 6, 2003

TO THE STOCKHOLDERS OF HYPERION SOLUTIONS CORPORATION

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Hyperion Solutions Corporation (the “Company”), which will be held at the Company’s corporate headquarters, 1344 Crossman Avenue, Sunnyvale, California 94089, on Monday, November 10, 2003, at 10:00 a.m. P.S.T.

     Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE YOUR PROXY VIA THE INTERNET OR TELEPHONE. Returning the proxy by mail, by telephone or on the Internet does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

     To ensure your representation at the meeting, however, you are urged to vote by proxy by following one of these steps as promptly as possible:

(a)	Complete, sign, date and return the enclosed proxy card (a postage-paid envelope is enclosed for that purpose); or

(b)	Vote via the Internet (see instructions on the enclosed proxy card); or

(c)	Vote via telephone (toll-free) in the United States or Canada (see instructions on the enclosed proxy card).

     The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth in the proxy card and must be completed by 6:00 p.m. E.S.T. on November 7, 2003. Your shares cannot be voted unless you sign, date and return the enclosed proxy card, vote via the Internet or telephone or attend the Annual Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the stockholders is important.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

Jeffrey R. Rodek
Chairman of the Board of Directors
and Chief Executive Officer

HYPERION SOLUTIONS CORPORATION
1344 CROSSMAN AVENUE
SUNNYVALE, CALIFORNIA 94089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 10, 2003

     The Annual Meeting of Stockholders (the “Annual Meeting”) of Hyperion Solutions Corporation (the “Company”) will be held at the Company’s corporate headquarters, 1344 Crossman Avenue, Sunnyvale, California 94089, on Monday, November 10, 2003, at 10:00 a.m. P.S.T. for the following purposes:

1.	To elect two Class II directors to serve on the Board of Directors for a three-year term;

2.	To approve an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending June 30, 2004; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the attached Proxy Statement.

     Only stockholders of record at the close of business on September 16, 2003 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company’s headquarters located at 1344 Crossman Avenue, Sunnyvale, California 94089, during ordinary business hours for the ten-day period prior to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

W. Russell Wayman
Secretary

Sunnyvale, California
October 6, 2003

HYPERION SOLUTIONS CORPORATION
1344 CROSSMAN AVENUE
SUNNYVALE, CALIFORNIA 94089

PURPOSE OF MEETING
VOTING RIGHTS AND SOLICITATION OF PROXIES
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 3 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
STOCK PERFORMANCE GRAPH
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION AND RELATED INFORMATION

HYPERION SOLUTIONS CORPORATION
1344 CROSSMAN AVENUE
SUNNYVALE, CALIFORNIA 94089

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 10, 2003

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Hyperion Solutions Corporation, a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s corporate headquarters, 1344 Crossman Avenue, Sunnyvale, California 94089, on Monday, November 10, 2003, at 10:00 a.m. P.S.T., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about October 6, 2003.

     The Company’s principal executive offices are located at 1344 Crossman Avenue, Sunnyvale, California 94089. The telephone number at that address is (408) 744-9500.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Company’s common stock, $0.001 par value per share, (the “Common Stock”) is the only type of security entitled to vote at the Annual Meeting. On September 16, 2003, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 35,666,921 shares of Common Stock outstanding. Each stockholder of record on September 16, 2003 is entitled to one vote for each share of Common Stock held by such stockholder on that date. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

QUORUM REQUIRED

     The Company’s bylaws provide that a majority of the Company’s issued and outstanding Common Stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. For determining approval of a proposal, abstentions have the same affect as negative votes, while broker non-votes are not counted as having been voted on the proposal.

VOTES REQUIRED

     Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. The two nominees for Class II director receiving the highest number of affirmative votes will be elected.

     Proposal 2. Approval of the amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

     Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending June 30, 2004 requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

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PROXIES

     Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Board and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR Proposals Nos. 1 – 3 and, as to other matters that may properly come before the Annual Meeting, in the discretion of the proxy holders. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company’s principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or other communication media following the original solicitation. The Company has hired The Proxy Advisory Group of Strategic Stock Surveillance to serve as proxy solicitor. The Company will pay The Proxy Advisory Group of Strategic Stock Surveillance a fee of $7,500, plus reasonable expenses, for these services.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     Pursuant to the Company’s Amended Certificate of Incorporation (the “Certificate of Incorporation”), the Board is divided into three classes — Class I, II and III Directors. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. Each director holds office until his successor is elected and qualified or until his earlier death, resignation or removal.

     The nominees for Class II Directors, Messrs. Rodek and Papone, are currently serving as directors of the Company. Shares represented by all proxies received by the Board and not marked to withhold authority to vote for any of Mr. Rodek or Mr. Papone (by writing the nominee’s name where indicated on the proxy) will be voted FOR the election of the nominee for Class II Director; the Board knows of no reason why either of the nominees would be unable or unwilling to serve, but in such case, proxies may be voted for the election of another nominee of the Board.

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     The information below sets forth the current members of the Board, including the nominees for Class II Directors:

     Directors Serving for a Term Expiring at the 2003 Annual Meeting of Stockholders (Class II Directors):

Jeffrey Rodek

     Mr. Rodek, age 50, has been the Chairman of the Board and Chief Executive Officer of the Company since October 1999 and has been a director of the Company since January 1998. From January 1995 to October 1999, Mr. Rodek served as President and Chief Operating Officer of Ingram Micro Inc. Mr. Rodek also serves on the Board of Directors of EXE Technologies, Inc, a fulfillment, warehousing and distribution software company.

Aldo Papone

     Mr. Papone, age 71, was elected to the Board in August 1998. He is a member of the Audit and Nominating and Corporate Governance Committees. From April 1994 until August 1998, he served on the Board of Directors of Hyperion Software Corporation. He currently is a Senior Advisor to American Express Company, a position he has held since 1991. Mr. Papone served as Chairman and Chief Executive Officer from 1989 to 1990, and as President and Chief Operating Officer from 1985 to 1989, of American Express Travel Related Services Company, Inc. Mr. Papone served as a Director of American Express Company from 1990 to 1998.

     Directors Serving for a Term Expiring at the 2004 Annual Meeting of Stockholders (Class III Directors):

Henry Autry

     Mr. Autry, age 55, was elected to the Board in June 2000. He is a member of the Compensation and Nominating and Corporate Governance Committees. In January 2001, Mr. Autry became Chief Executive Officer of Contrado Partners, a logistics consulting company. From February 2000 until December 2000, Mr. Autry served as Chief Executive Officer of Brigade Corporation, a provider of outsourced Internet customer support. From November 1997 until December 1999, Mr. Autry was the Senior Vice President and General Manager for American Express Traveler’s Cheque Group. From January 1995 to October 1997, he was Vice President and Chief Administration Officer of Baxter International, a life sciences company.

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Terry Carlitz

     Ms. Carlitz, age 52, was elected to the Board in February 2003. She is a member of the Audit and Compensation Committees. Ms. Carlitz serves on the Board of Directors for Advent Software, Inc., a provider of enterprise investment management software. From 1999 to 2002, Ms. Carlitz served as Chief Financial Officer and Director of Saba Software, Inc., a provider of human capital management application software. From 1998 to 1999, she served as Senior Vice President of Operations and Chief Financial Officer of SPL WorldGroup B.V., a provider of customer relationship management software for the energy industry. From 1995 to 1998, Ms. Carlitz served as Chief Financial Officer of Infinity Financial Technology, Inc., a provider of derivatives trading and risk management software. In 1998 Infinity was merged into SunGard Data Systems, a provider of financial services software.

     Directors serving for a Term Expiring at the 2005 Annual Meeting of Stockholders (Class I Directors):

Gary Greenfield

     Mr. Greenfield, age 48, was elected to the Board in August 1998. He is a member of the Audit Committee. Mr. Greenfield is currently an independent consultant. From June 1992 until August 1998 he served on the Board of Directors of Hyperion Software Corporation. From June 2002 until August 2003 Mr. Greenfield was the Chief Executive Officer of Peregrine Systems, Inc., a global leader in infrastructure management software, where he also served on the Board of Directors. On September 22, 2002, Peregrine Systems filed a voluntary petition under Chapter 11 of the Bankruptcy Code. Thereafter, Mr. Greenfield was hired as a member of the new management team at Peregrine. From December 1998 through September 2001, Mr. Greenfield served as President and Chief Executive Officer of Merant. Mr. Greenfield joined Sage Software (a predecessor of Merant through merger) in 1987 as Vice President of Marketing, and served in various capacities with them until becoming President in 1995, and CEO in 1998. Mr. Greenfield also serves on the Board of Directors of Mobius Systems, Inc., a provider of software that supports content-intensive e-business applications.

John Riccitiello

     Mr. Riccitiello, age 44, was elected to the Board in July 2002. He is a member of the Compensation and Nominating and Corporate Governance Committees. In October 1997, Mr. Riccitiello became the President and Chief Operating Officer of Electronic Arts, a leading interactive entertainment software company. From March 1996 to November 1997 he served as President and CEO of the worldwide bakery division of Sara Lee Corporation.

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BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended June 30, 2003, the Board held seven meetings. For the fiscal year, each of the current directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all Committees of the Board on which each such director served. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

     During the fiscal year ended June 30, 2003, the Audit Committee of the Board met eight times. The Audit Committee reviews, acts on and reports to the Board with respect to various auditing and accounting matters, including the selection of the Company’s auditors, the scope of the annual audits, fees to be paid to the Company’s auditors, the performance of the Company’s auditors and the accounting practices of the Company. The members of the Audit Committee are Terry Carlitz, Gary Greenfield and Aldo Papone.

     During the fiscal year ended June 30, 2003, the Compensation Committee of the Board met five times. The Compensation Committee reviews the performance and sets the compensation of the Chief Executive Officer of the Company, approves the compensation of the executive officers of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels, as set by the Chief Executive Officer. The Compensation Committee also administers the Company’s 1995 Stock Option/Stock Issuance Plan (the “Option Plan”) with respect to the Company’s executive officers. The members of the Compensation Committee are Henry Autry, Terry Carlitz and John Riccitiello.

     During the fiscal year ended June 30, 2003, the Nominating and Corporate Governance Committee of the Board met three times. The Nominating and Corporate Governance Committee is responsible for the development of general criteria regarding the qualifications and selection of board members and recommending candidates for election to the Board. The members of the Nominating and Corporate Governance Committee are Henry Autry, Aldo Papone and John Riccitiello.

DIRECTOR COMPENSATION

     Non-employee Board members receive retainers of $30,000 per year. In addition, non-employee Board members receive fees for meeting attendance as follows: A fee of $2,000 for every Board or Committee meeting they attend in person as an ordinary member. The chair of the Nominating and Corporate Governance Committee and the Compensation Committee each receive $4,000 per meeting they attend in person, and the chair of the Audit Committee receives $6,000 per meeting attended in person. All fees for attendance will be reduced to -1/2 of the above amounts if the meetings are attended by audio or videoconference. The Company does not pay compensation for special assignments of the Board. Non-employee members of the Board also receive option grants pursuant to the provisions of the Automatic Option Grant Program of the Option Plan. Each individual who becomes a non-employee member of the Board is granted an option to purchase 20,000 shares of Common Stock on the date such individual joins the Board. In addition, each individual who continues to serve as a non-employee Board member is granted an option to purchase 7,000 shares of Common Stock on each 12-month anniversary of being elected to the Board.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED HEREIN.

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PROPOSAL NO. 2

AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN

     The stockholders are being asked to approve an amendment to the Purchase Plan to increase the number of shares of Common Stock issuable thereunder by 1,500,000 shares to a total of 4,700,000 shares of Common Stock. The Purchase Plan was adopted by the Board in August 1995, and approved by the stockholders in September 1995. The Board adopted an amendment to the Purchase Plan in June 1997 increasing the number of shares of Common Stock available for issuance under the Purchase Plan by 150,000 shares. Such amendment was approved by the stockholders in August 1997. The Board adopted an amendment to the Purchase Plan in June 1998 increasing the number of shares of Common Stock available for issuance under the Purchase Plan by 1,000,000 shares. Such amendment was approved by the stockholders in August 1998. The Board adopted an amendment to the Purchase Plan in August 2000 increasing the number of shares of Common Stock available for issuance under the Purchase Plan by 700,000 shares. Such amendment was approved by the stockholders in November 2000. The Board adopted an amendment to the Purchase Plan in September 2001 increasing the number of shares of Common Stock available for issuance under the Purchase Plan by 1,200,000 shares. Such amendment was approved by the stockholders in November 2001. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to meet the requirements of an “employee stock purchase plan” as defined in Section 423 of the Code.

     The following summary of certain Purchase Plan provisions is qualified, in its entirety, by reference to the Purchase Plan. Copies of the Purchase Plan document may be obtained by a stockholder upon written request to the Secretary of the Company at the executive offices in Sunnyvale, California.

     Purpose. The purpose of the Purchase Plan is to provide employees of the Company and designated parent or subsidiary corporations (collectively, “Participating Companies”) an opportunity to participate in the ownership of the Company by purchasing Common Stock of the Company through payroll deductions.

     The Purchase Plan is intended to benefit the Company as well as its stockholders and employees. The Purchase Plan gives employees an opportunity to purchase shares of Common Stock at a discounted price. The Company believes that the stockholders will correspondingly benefit from the increased interest on the part of participating employees in the profitability of the Company. Finally, the Company will benefit from the periodic investments of equity capital provided by participants in the Purchase Plan.

     Administration. The Purchase Plan is administered by the Compensation Committee. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants. All cash proceeds received by the Company from payroll deductions under the Purchase Plan will be credited to a non-interest bearing bank account.

     Shares and Terms. The stock issuable under the Purchase Plan is the Company’s authorized but unissued or reacquired Common Stock. If this Proposal is approved, the maximum number of shares of Common Stock that may be issued in the aggregate under the Purchase Plan will be 4,700,000.

     Adjustments. If any change in the Common Stock occurs (through recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration), appropriate adjustments will be made by the Company to the class and maximum number of shares subject to the Purchase Plan, to the class and maximum number of shares purchasable by each participant on any one purchase date, and to the class and number of shares and purchase price per share subject to outstanding purchase rights in order to prevent the dilution or enlargement of benefits thereunder.

     Eligibility. Generally, any individual who is customarily employed by a Participating Company more than 20 hours per week and for more than five months per calendar year is eligible to participate in the Purchase Plan. Approximately 2,200 employees (including the executive officers) were eligible to participate in the Purchase Plan as of June 30, 2003.

     Offering Periods. The Purchase Plan is implemented by offering periods that generally have a duration of six months; each offering period is comprised of a single purchase period which also has a duration of six months. The next offering period, and its corresponding purchase period, will commence on November 1, 2003 and will end on the last business day in April 2004, unless terminated earlier. The Compensation Committee in

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its discretion may vary the beginning date and ending date of the offering periods, provided no offering period may exceed 24 months in length.

     Each participant will have a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the participant’s entry date into an offering period and will be automatically exercised on the last day of each purchase period within the offering period.

     Purchase Price. The purchase price per share under the Purchase Plan is 85% of the lower of (i) the fair market value of a share of Common Stock on the first day of the applicable offering period or, if later, the participant’s entry date into the offering period, or (ii) the fair market value of a share of Common Stock on the purchase date. If a participant’s entry date is on a day other than the first day of an offering period, the clause (i) amount will in no event be less than the fair market value of the shares on the first day of such offering period. Generally, the fair market value of the Common Stock on a given date is the closing price of the Common Stock, as reported on The Nasdaq National Market.

     Limitations. The plan imposes certain limitations upon a participant’s rights to acquire Common Stock, including the following:

•	No purchase right will be granted to any person who immediately thereafter would own, directly or indirectly, stock or hold outstanding options or rights to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its parent or subsidiary corporations.

•	In no event will a participant be permitted to purchase more than 1,000 shares on any one purchase date.

•	The right to purchase Common Stock under the Purchase Plan (or any other employee stock purchase plan that the Company or any of its subsidiaries may establish) in an offering intended to qualify under Section 423 of the Code may not accrue at a rate that exceeds $25,000 in fair market value of such Common Stock (determined at the time such purchase right is granted) for any calendar year in which such purchase right is outstanding.

     The purchase right will be exercisable only by the participant during the participant’s lifetime and will not be assignable or transferable by the participant.

     Payment of Purchase Price; Payroll Deductions. Payment for shares by participants shall be by accumulation of after-tax payroll deductions during the purchase period. The deductions may not exceed 10% of a participant’s cash compensation paid during a purchase period. Cash compensation includes regular base pay (including any pre-tax contributions made by a participant to any Code Section 401(k) plan or Section 125 cafeteria benefit program) plus any of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, cash compensation does not include any contributions made on a participant’s behalf by the Corporation or any corporate affiliate to any deferred compensation plan or welfare benefit program (other than a Section 401(k) or 125 plan) now or hereafter maintained by the Corporation.

     The participant will receive a purchase right for each offering period in which he or she participates to purchase up to the number of shares of Common Stock determined by dividing such participant’s payroll deductions accumulated prior to the purchase date by the applicable purchase price (subject to the “Limitations” section). No fractional shares may be purchased. Any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full share will be retained in the participant’s account for the subsequent purchase period.

     Termination and Change to Payroll Deductions. A purchase right will terminate at the end of the offering period or earlier if (i) the participant terminates employment, and then any payroll deductions which the participant may have made with respect to a terminated purchase right will be refunded, or (ii) the participant elects to withdraw from the Purchase Plan. Any payroll deductions which the participant may have made with respect to a terminated purchase right under clause (ii) will be refunded unless the participant elects to have the funds applied to the purchase of shares on the next purchase date. Unless a participant has irrevocably elected otherwise, he or she may decrease his or her deductions once during a purchase period.

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     Amendment and Termination. Unless the Purchase Plan is earlier terminated by the Board in its discretion, the Purchase Plan shall continue in effect until the earlier of (i) the last business day in October 2005, (ii) the date on which all shares available for issuance under the Purchase Plan have been issued or (iii) a Corporate Transaction, as defined below, (unless the Plan is continued or assumed by the surviving corporation after such Corporate Transaction).

     The Board may at any time alter, amend, suspend or discontinue the Purchase Plan, provided that, without the approval of the stockholders, no such action may (i) alter the purchase price formula so as to reduce the purchase price payable for shares under the Purchase Plan, (ii) materially increase the number of shares issuable under the Purchase Plan or the maximum number of shares purchasable per participant, or (iii) materially increase the benefits accruing to participants under the Purchase Plan or materially modify the eligibility requirements.

     If the Board exercises its right to terminate the Purchase Plan, then the Purchase Plan will terminate in its entirety and no further purchase rights will be granted or exercised, and no further payroll deductions will thereafter be collected under the Purchase Plan.

     Corporate Transaction. In the event of (i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company (a “Corporate Transaction”), unless the Plan is continued or assumed by the surviving corporation after such Corporate Transaction, each purchase right under the Purchase Plan will automatically be exercised immediately before consummation of the Corporate Transaction as if such date were the last purchase date of the offering period. The purchase price per share will be equal to 85% of the lower of (i) the fair market value per share of Common Stock on the start date of the offering period or (ii) the fair market value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. Any payroll deductions not applied to such purchase will be promptly refunded to the participant.

     The grant of purchase rights under the Purchase Plan will in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     Proration of Purchase Rights. If the total number of shares of Common Stock for which purchase rights are to be granted on any date exceeds the number of shares then remaining available under the Purchase Plan, the Compensation Committee shall make a pro rata allocation of the shares remaining.

     U.S. Federal Income Tax Consequences. The Purchase Plan and the right of participants to make purchases thereunder is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, the participant has no liability for federal income tax, and the Company does not withhold any taxes, at the time of grant of the purchase right or the participants purchase of shares. Upon the subsequent sale or other disposition of the shares by a participant, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the commencement of the offering period in which they were purchased and more than one year from the termination date for the offering period in which they were purchased, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15 percent of the fair market value of the shares as of the commencement of such offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the termination date for such offering period over the purchase price, regardless of the extent of the actual gain on sale, if any. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Different rules may apply to participants who are subject to Section 16(b) of the Securities Exchange Act of 1934. This summary of U.S. Federal income tax consequences does not apply to employees subject to income tax in foreign jurisdictions.

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Plan Benefits Table

     Purchase Plan Benefits. Since purchase rights are subject to discretion, including an employee’s decision not to participate in the Purchase Plan, awards under the Purchase Plan for the current fiscal year are not determinable. No purchase rights have been granted with respect to the additional 1,500,000 shares for which approval is requested. The following table shows the number of shares of Common Stock purchased by the named individuals and groups under the Purchase Plan during the fiscal year ended June 30, 2003.

Group or Individual	Number of Shares

Jeffrey Rodek	1,345
Godfrey Sullivan	1,440
David Odell	0
Russell Wayman	1,198
Nazhin Zarghamee	1,772
All current executive officers as a group (5 persons)	5,755
All current directors who are not executive officers as a group	0	(1)
All employees (who are not executive officers) as a group	367,114

(1)	Ineligible to participate under the terms of the Purchase Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE
EMPLOYEE STOCK PURCHASE PLAN.

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PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Company is asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending June 30, 2004. In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent audit firm at any time during the year if the Board feels that such a change would be in the Company’s and its stockholders’ best interests. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY’S
INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The members of the Board, the executive officers of the Company and persons who hold more than 10% of the Company’s outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company’s Common Stock and their transactions in such Common Stock. Based upon the copies of Section 16(a) reports and certain representations that the Company received from such persons for their fiscal year 2003 transactions in the Common Stock and their Common Stock holdings, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than 10% stockholders.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Stockholder proposals that are intended to be presented at the 2004 Annual Meeting that are eligible for inclusion in the Company’s proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than June 8, 2004 in order to be included. Such stockholder proposals should be addressed to Hyperion Solutions Corporation, 1344 Crossman Avenue, Sunnyvale, California 94089, Attn: Investor Relations.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of September 16, 2003 certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

	Amount and Nature
	of Beneficial	Percent of
Beneficial Owner	Ownnership(1)	Class(2)

Wellington Management Company, LLP(3)	2,082,800	5.8
75 State Street,
Boston, MA 02109

Barclays Global Investors, N.A.(3)	1,953,767	5.5
45 Freemont Street
San Francisco, CA 94105

Jeffrey Rodek(4)	988,354	2.7

Godfrey Sullivan(5)	202,099	*

David Odell(6)	115,757	*

Russell Wayman(7)	46,321	*

Nazhin Zarghamee(8)	52,272	*

Henry Autry(9)	25,000	*

Gary Greenfield(10)	25,400	*

Aldo Papone(11)	52,000	*

John Riccitiello(12)	13,250	*

Terry Carlitz	0	*

All current directors and executive officers as a group (10 persons)(13)	1,520,453	4.1

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company’s knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Based on 35,666,921 shares outstanding as of September 16, 2003.

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(3)	As reported on a Schedule 13F dated June 30, 2003 and filed with the Securities and Exchange Commission.

(4)	Includes options exercisable into 820,588 shares of Common Stock and 150,000 shares subject to restricted stock awards.

(5)	Includes options exercisable into 155,000 shares of Common Stock and 40,000 shares subject to a restricted stock award under the Option Plan.

(6)	Includes options exercisable into 99,060 shares of Common Stock and 10,000 shares subject to a restricted stock award under the Option Plan.

(7)	Includes options exercisable into 38,123 shares of Common Stock and 5,000 shares subject to a restricted stock award under the Option Plan.

(8)	Includes options exercisable into 45,500 shares of Common Stock and 5,000 shares subject to a restricted stock award under the Option Plan.

(9)	Includes options exercisable into 25,000 shares of Common Stock under the Option Plan.

(10)	Includes options exercisable into 25,400 shares of Common Stock under the Option Plan.

(11)	Includes options exercisable into 48,200 shares of Common Stock under the Option Plan.

(12)	Includes options exercisable into 13,250 shares of Common Stock under the Option Plan.

(13)	Includes options exercisable into 1,270,121 shares of Common Stock under the Option Plan.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     In October 1999, the Company entered into an employment agreement with Jeffrey Rodek, its Chairman and Chief Executive Officer, pursuant to which Mr. Rodek received an annual salary of not less than $400,000. Also in connection with Mr. Rodek’s employment agreement, Mr. Rodek was granted options to purchase 1,100,000 shares of Common Stock with an exercise price of $19.06 per share and 100,000 shares of restricted stock. The restricted shares became fully vested and all restrictions lapsed at a quarterly rate of 6,250 shares, so that the Employee’s interest became fully vested in October 2003. Also, the Company loaned Mr. Rodek $1,000,000, which loan has a six-year term and is evidenced by a full recourse promissory note bearing interest at 6.02% annually. In addition, the agreement provides for 30 months of severance payments in the event of early termination without cause, or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company. In January 2002, the Company amended Mr. Rodek’s employment agreement to provide for the forgiveness of his loan in certain circumstances. Such forgiveness is targeted at 25% per year over the following 4 years but only in the event that, in any year, commencing with fiscal year 2002, the earnings per share of the Company equals or exceeds targets set by the Compensation Committee of the Board of Directors. Thus the ability to have a portion of the loan forgiven is, in effect, earned by achieving such EPS targets. The agreement also provided that, in the event that the Company’s earnings per share are under or over such earnings per share target, then the Company will consider forgiving less or more, respectively, of the 25% amount, provided that the Company is only obligated to forgive 25%, and then only in the event the earnings per share target is met. The Company did not meet its earnings per share target for fiscal year 2002, and no portion of the loan was forgiven. For fiscal year 2003 the Company significantly exceeded the earnings per share target, and the Compensation Committee approved a reduction of $393,443 in the principal due under the loan, and a reduction of $93,079 of accrued interest. The January 2002 amendment also provided that Mr. Rodek was eligible to participate in the Company’s bonus program, with a target bonus percentage of 50% of his base compensation. In addition, Mr. Rodek was granted exclusive use of an apartment in Sunnyvale leased by the Company. In September 2002, the Company amended Mr. Rodek’s employment agreement to provide for an annual salary of not less than $450,000 and increased his target bonus percentage to 75% of his base compensation. In February 2003 the Compensation Committee of the Board of Directors granted Mr.

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Rodek an additional 50,000 shares of restricted stock, subject to certain restrictions, which will vest over four years after the grant date. Vesting is subject to acceleration upon attainment of certain performance targets

     In October 2001, the Company entered into an employment agreement with Godfrey Sullivan, its President and Chief Operating Officer, pursuant to which Mr. Sullivan is entitled to receive an annual base salary of not less than $340,000 and an annual incentive bonus target equal to 55% of his base compensation. In addition, the agreement provides for 12 months of severance payments in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company. In October 2002, Mr. Sullivan’s base salary was increased to $357,000. In November 2002, Mr. Sullivan’s bonus target percentage was increased to 60%.

     In December 2000, the Company entered into an employment agreement with David Odell, its Corporate Vice President and Chief Financial Officer, pursuant to which Mr. Odell is entitled to receive an annual base salary of not less than $235,000 and an annual incentive bonus target of 50% of his base compensation. In addition, the agreement provides for 12 months of severance payments in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company. In July 2001, Mr. Odell’s bonus target percentage was increased to 55%. In April 2002, Mr. Odell’s base salary was increased to $275,000. In October 2002, Mr. Odell’s base salary was increased to $294,250.

     In January 2001, the Company entered into an employment agreement with Russell Wayman, its Corporate Vice President, General Counsel and Secretary, pursuant to which Mr. Wayman is entitled to receive an annual base salary of not less than $212,000 and an annual incentive bonus target of 50% of his base compensation. In addition, the agreement provides for 12 months of severance payments in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company. In July 2001, Mr. Wayman’s bonus target percentage was increased to 55%. In January 2003 Mr. Wayman’s base salary was increased to $236,880.

     In September 2003, the Company entered into an employment agreement with Nazhin Zarghamee, its Chief Marketing Officer, pursuant to which Ms. Zarghamee is entitled to receive an annual base salary of not less than $246,750 and an annual incentive bonus target of 55% of her base compensation. In addition, the agreement provides for 12 months of severance payments in the event of early termination without cause or, under certain circumstances, voluntary termination within 12 months of a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since July 1, 2002, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company is or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock, or any member of the immediate family of any of the foregoing person, had or will have a direct or indirect material interest, other than compensation agreements and other arrangements which are described above under “EMPLOYMENT CONTRACT AND CHANGE IN CONTROL ARRANGEMENTS.”

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors has the authority to establish the base salary of the Company’s Chief Executive Officer (“CEO”) and to administer the Company’s option plans and the employee stock purchase plan. In addition, the Committee has the responsibility for approving the individual bonus program to be in effect for the CEO. The CEO has the authority to establish the base salary for all other employees of the Company, including all executive officers, subject to the approval of the Committee. In addition, the CEO has the responsibility for approving the bonus programs to be in effect for all other executive officers and other key employees each fiscal year, subject to the approval of the Committee.

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     For fiscal year 2003, the process utilized by the CEO in determining executive officer compensation levels took into account both qualitative and quantitative factors. Among the factors considered by the CEO were formal and informal competitive compensation surveys that the Company either conducted or participated in.

     General Compensation Policy. The Company’s fundamental policy is to offer its executive officers competitive compensation opportunities based upon the Company’s overall performance, their individual contribution to the financial success of the Company and their personal performance. It is the Company’s objective to have a substantial portion of each officer’s compensation contingent upon the Company’s performance, as well as upon his or her own level of performance. Accordingly, each executive officer’s compensation package consists of:(i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

     Base Salary. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete with the Company for executive talent on the basis of surveys conducted by the Company.

     Annual Cash Bonuses. Each executive officer has an established bonus target each fiscal year. Actual bonuses are paid at the CEO’s discretion based on an individual’s accomplishment of corporate, unit and individual objectives.

     Long-Term Incentive Compensation.

     Stock Options. During fiscal year 2003, the Committee made option grants to Jeffrey Rodek, Godfrey Sullivan, David Odell, Russell Wayman, Nazhin Zarghamee and other key employees of the Company. Generally, a significant grant is made in the year that an officer or key employee commences employment, and a lesser grant is made annually thereafter. The size of each grant is an amount the Committee deems appropriate, in combination with any restricted stock grants made, to create a meaningful opportunity for stock ownership based upon the individual’s position with the Company, the individual’s cash compensation level, the individual’s potential for future responsibility and promotion, the individual’s performance in the recent period and the number of unvested options and restricted stock held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee’s discretion.

     Each option grant allows the officer or other key employee of the Company to acquire shares of the Company’s Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a four-year period, contingent upon the individual’s continued employment with the Company. Approximately 297,847 of the options granted and outstanding can vest sooner if the Company meets specific stock price and/or earnings targets. The acceleration and targets are: Immediate vesting of 50% of the option if the beginning, ending and average Common Stock price as quoted on the NASDAQ stock market is at or above $35 per share for any ninety consecutive calendar day period. The remaining 50% of the option vests fully when the Corporation’s operating margin equals or exceeds 12% for two consecutive quarters, but in any event the option shall become exercisable in accordance with usual four-year vesting schedule. Options will provide a return to executive officers only if they remain in the Company’s employ, and then only if the market price of the Company’s Common Stock appreciates over the option term.

     Restricted Stock. In November 2002 the stockholders approved an amendment to the 1995 Stock Option/Stock Issuance Plan that establishes a restricted stock program for employees. Each restricted stock grant allows the employee to acquire shares of the Company’s Common Stock at par value ($0.001 per share.) The employee purchases the shares at this price, but they are subject to a repurchase right by the Company. The Company’s repurchase right then expires over time, in effect “vesting” the restricted shares in the employee. For the restricted stock grants made in fiscal 2003, the shares will vest in full at the conclusion of the fourth year after grant. This vesting is subject to acceleration based on Company and individual performance against certain performance targets set by the Compensation Committee. The Compensation Committee will review the performance of the Company and individual performance against targets on the first anniversary of the grant (February 27, 2004), and each subsequent six-month period.

     During fiscal year 2003, the Committee made restricted stock grants to Jeffrey Rodek, Godfrey Sullivan, David Odell, Russell Wayman, Nazhin Zarghamee and other key employees of the Company. It is the intention of the Company to offer such grants on an annual basis going forward. As with stock option grants, the size of each restricted stock grant is an amount the Committee deems appropriate to create a meaningful opportunity for

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stock ownership based upon the individual’s position with the Company, the individual’s cash compensation level, the individual’s potential for future responsibility and promotion, the individual’s performance in the recent period and the number of unvested options and restricted stock shares held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee’s discretion.

     CEO Compensation. The annual base salary of Mr. Rodek, the Company’s CEO for fiscal 2003, was established by the Committee at $450,000. In addition Mr. Rodek received stock options and restricted stock grants of 200,000 and 50,000 shares respectively. Mr. Rodek received a bonus in fiscal year 2003 in the amount of $288,563 as approved by the Board of Directors in September 2003.

     Tax Limitation. As a result of Federal tax legislation enacted in 1993, a publicly held company such as Hyperion will not be allowed a Federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. The stockholders approved the Option Plan, which includes a provision that limits the maximum number of shares of Common Stock for which any one participant may be granted options per calendar year. Accordingly, if the options were granted by the Compensation committee, and if the members of the Compensation Committee were “outside directors” as defined in Treasury Regulations Section 1.162-27 at the time of grant, and if the option price was equal to the fair market value of the option shares on the grant date, then any compensation deemed paid to an executive officer when he or she exercises options under the Option Plan should generally qualify as performance-based compensation that will not be subject to the $1 million limitation. The Company believes that all options granted to executive officers to date meet the requirements for deductibility, with the exception of compensation that may be attributed to Mr. Rodek in connection with certain options granted to him outside of the Option Plan in October 1999. In general, the Committee considers the deductibility limits of Section 162(m) in determining executive compensation.

Compensation Committee

Henry Autry (Chairman)
Terry Carlitz
John Riccitiello

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Henry Autry, Terry Carlitz and John Riccitiello. None of these individuals was at any time during fiscal year 2003, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting process, system of internal controls, audit process, and process for monitoring compliance with laws and regulations. Each of the members of the Audit Committee is independent, as defined under the listing standards of the Nasdaq. The Committee operates under a written charter adopted by the Board. The Company’s management has primary responsibility for preparing the Company’s financial statements and for the Company’s financial reporting process. The Company’s independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on these financial statements based on their audit.

     In this context and in connection with the audited consolidated financial statements contained in the Company’s Annual Report on
Form 10-K, the Audit Committee:

•	reviewed the audited consolidated financial statements with the Company’s management including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	discussed with PricewaterhouseCoopers LLP, certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, Communication with Audit Committees;

•	met with the internal auditors and independent accountants, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•	discussed with PricewaterhouseCoopers LLP the auditors’ independence from management and the Company, including the matters in written disclosures required by the Independence Standards Board;

•	instructed the independent accountants and the internal auditors that the Committee expects to be advised if there are any subjects that require special attention; and

•	considered the compatibility of non-audit services with the auditors’ independence.

     Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2003 be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2003, for filing with the Securities and Exchange Commission, and the Board approved such inclusion. Based on the Audit Committee’s recommendation, the Board has also selected, subject to stockholder ratification, PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending June 30, 2004.

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Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Company by Pricewaterhouse Coopers LLP as of and for the years ended June 30, 2002 and 2003 were:

	2002	2003

Audit Fees	$447,000	$473,000
Audit-Related Fees	—	36,000
Tax Fees	179,000	181,000
All Other Fees	—	—

Total Fees	$626,000	$690,000

Audit Fees. Consists of fees for professional services rendered for the audits of the consolidated financial statements of the Company and statutory and subsidiary audits, and consents issued in connection with regulatory filings.

Audit Related-Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services primarily include consultations concerning financial accounting and reporting standards.

Tax Fees. Consists of fees billed for services related to tax compliance, including the preparation of tax returns and claims for refund, tax panning and tax advice, including assistance with and representation in tax audits and appeals, advice related to mergers and acquisitions, tax services for employee benefit plans, and requests for rulings or technical advice from tax authorities.

All Other Fees. No other fees were billed by Pricewaterhouse Coopers LLP during the years ended June 30, 2002 and 2003.

AUDIT COMMITTEE

Gary Greenfield (Chairman)
Terry Carlitz
Aldo Papone

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STOCK PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total stockholder return on the Company’s Common Stock between June 30, 1998 and June 30, 2003 with the cumulative total return of (i) The Nasdaq Stock Market Total Return Index (U.S. Companies) (the “Nasdaq Stock Market-U.S. Index”) and (ii) the Goldman Sachs Software Index, over the same period. This graph assumes the investment of $100.00 on June 30, 1998 in the Company’s Common Stock, the Nasdaq Stock Market-U.S. Index and the Goldman Sachs Software Index and assumes the reinvestment of dividends, if any. The comparisons shown in the graph below are based upon historical data and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company’s Common Stock. Information used in the graph was obtained from Research Data Group, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

     Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Audit Committee Report and Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

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EQUITY COMPENSATION PLAN INFORMATION

     The table below discloses the following information with respect to the Company’s equity compensation plans that have been approved by stockholders and plans that have not been approved by stockholders.

•	Number of securities issuable upon exercise of outstanding options, warrants and other rights under a plan as of June 30, 2003;

•	Weighted-average exercise price of such options, warrants and other rights; and

•	Number of securities available for issuance under each category as of June 30, 2003.

	Number of		Number of
	securities		securities remaining
	to be issued	Weighted-average	available for future
	upon exercise of	exercise price of	issuance under
	outstanding options,	outstanding options,	equity compensation
Plan category	warrants and rights	warrants and rights	plans

Equity compensation plans approved by security holders	6,177,595	$23.74	2,194,281 (1)
Equity compensation plans not approved by security holders	1,391,322	$21.64	30,913
Total	7,568,917	$23.35	2,225,194 (1)

(1)	Includes 596,850 shares available for future issuance under the Employee Stock Purchase Plan.

     In September 1999, the Company implemented the Hyperion Solutions Corporation 1999 Stock Option Plan (the “1999 Plan”), which has not been approved by the Company’s stockholders, and approved the issuance of up to 1,950,000 shares of common stock under the 1999 Plan. The terms under which options can be and have been issued under the 1999 Plan are the same as the terms of options that can be and have been issued under the Discretionary Option Grant section of the 1995 Stock Option/Stock Issuance Plan approved by the stockholders, except that Executive Officers of the Company may not receive grants under the 1999 Plan. Since 1999, the Company has not approved any additional shares for issuance under the 1999 Plan. The 1999 Plan will expire in 2009.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following table sets forth information concerning the compensation for services in all capacities to the Company, for the fiscal years ended June 30, 2003, 2002 and 2001, of (i) each person who served as Chief Executive Officer during fiscal year 2003; and (ii) each of the Company’s other executive officers who was serving as an executive officer as of June 30, 2003 (collectively, the “Named Officers”):

SUMMARY COMPENSATION TABLE

		Annual			Long-Term
		Compensation			Compensation

					Restricted		Securities
Name and	Fiscal				Stock		Underlying	All Other
Principal Position	Year	Salary	Bonus(1)		Awards		Options	Compensation

Jeffrey Rodek	2003	$440,208	$288,563		$1,262,450	(2)	200,000	$593,109	(3)
Chairman and	2002	400,000	140,000		—		—	55,000	(4)
Chief Executive Officer	2001	400,000	—		—		—	—

Godfrey Sullivan	2003	$352,750	$213,464		$1,009,960	(5)	30,000	$12,379	(6)
President & Chief Operating Officer	2002	236,111	133,905		—		450,000

David Odell	2003	$289,438	$184,200		$252,490	(7)	15,000	$27,001	(8)
Chief Financial Officer	2002	245,000	140,823		—		55,000	—
	2001	197,465	83,359		—		140,000	—

Russell Wayman	2003	$214,790	$133,986		$126,245	(9)	10,000	—
General Counsel and	2002	202,467	109,603		—		15,000	—
Corporate Secretary	2001	94,222	22,500		—		90,000	—

Nazhin Zarghamee	2003	$243,813	$155,298		$126,245	(10)	10,000	$24,758	(11)
Chief Marketing Officer	2002	88,125	65,900	(12)	—		150,000	—

(1)	Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(2)	Represents the fair market value of 50,000 shares of restricted Common Stock Mr. Rodek received on February 27, 2003.

(3)	Represents $105,337 value of grossed up income for Sunnyvale, California apartment lease and commutation, $1,250 in tax consultation services and $486,522 earned forgiveness of loan amount and accrued interest.

(4)	Represents $49,000 value of grossed up income for Sunnyvale, California apartment lease and $6,000 in tax consultation services.

(5)	Represents the fair market value of 40,000 shares of restricted Common Stock Mr. Sullivan received on February 27, 2003.

(6)	Represents $12,379 of grossed up income for sales incentive trip for Mr. Sullivan.

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(7)	Represents the fair market value of 10,000 shares of restricted Common Stock Mr. Odell received on February 27, 2003.

(8)	Represents $18,851 value of grossed up income for sales incentive trip for Mr. Odell and $8,150 in tax consultation services.

(9)	Represents the fair market value of 5,000 shares of restricted Common Stock Mr. Wayman received on February 27, 2003.

(10)	Represents the fair market value of 5,000 shares of restricted Common Stock Ms. Zarghamee received on February 27, 2003.

(11)	Represents $24,758 value of grossed up income for sales incentive trip for Ms. Zarghamee.

(12)	Includes $15,000 sign-on bonus.

     The following table contains information concerning the stock option grants made to each of the Named Officers during fiscal year 2003. No stock appreciation rights were granted to these individuals during such fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable
		Percent			Value at Assumed
	Number of	of Total			Annual Rates of Stock
	Securities	Options			Price Appreciation For
	Underlying	Granted to	Exercise		Option Term(2)
	Options	Employees in	Price per	Expiration
Name	Granted(1)	Fiscal Year	Share	Date	5%	10%

Jeffrey Rodek	200,000	11.69	$23.80	9/10/12	$2,993,538	$7,586,214
Godfrey Sullivan	30,000	1.75	27.35	12/17/08	279,048	633,066
David Odell	15,000	.88	27.35	12/17/08	139,524	316,533
Russell Wayman	10,000	.58	27.35	12/17/08	93,016	211,022
Nazhin Zarghamee	5,000	.29	27.35	12/17/08	46,508	105,511

(1)	Each option becomes exercisable as to 25% of the option shares on the first anniversary of the option grant date and as to the balance of the shares ratably upon optionee’s completion of the next 36 months of service thereafter.

(2)	There can be no assurance provided to the executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the option term will be at the assumed 5% or 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grant made to the executive officer.

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     The following table sets forth information concerning option exercises in fiscal year 2003 and option holdings as of the end of fiscal year 2003 with respect to each of the Named Officers. No stock appreciation rights were exercised during that fiscal year or outstanding at the end of that fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options
			Fiscal Year-End (#)		at Fiscal Year-End ($)(1)
	Shares
	Acquired On	Value
Name	Exercise	Realized ($)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable

Jeffrey Rodek	277,745	$3,625,978	760,588	291,667	$10,797,887	$3,330,526
Godfrey Sullivan	30,000	574,106	115,833	334,167	2,405,851	6,508,949
David Odell	25,000	378,434	86,874	98,126	483,344	885,806
Russell Wayman	20,000	206,250	39,165	55,835	462,491	593,034
Nazhin Zarghamee	4,500	70,875	35,500	115,000	407,540	1,294,700

(1)	Based on the closing price of the Common Stock of the Company as reported on the NASDAQ National Market System at June 30, 2003, the last day of trading of the Company’s Common Stock during fiscal year 2003, of $33.73 per share, less the exercise price payable for such shares.

(2)	All stock sales were made under plans established pursuant to the safe harbor provisions of Rule 10b5-1.

     The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

W. Russell Wayman
Secretary

Sunnyvale, California
October 6, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE VIA THE INTERNET OR TELEPHONE OR SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

PROXY

Annex A

HYPERION SOLUTIONS CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

(as amended and restated as of September 16, 2003)

PURPOSE OF THE PLAN

               This Employee Stock Purchase Plan is intended to promote the interests of the Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

               Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

ADMINISTRATION OF THE PLAN

               The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

STOCK SUBJECT TO PLAN

               A.     The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock that may be issued over the term of the Plan shall be four million seven hundred thousand (4,700,000) shares.1

               B.     Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

OFFERING PERIODS

               A.     Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

               B.     Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The initial offering period shall commence at the Effective Time and terminate on the last business day in October 1997. The next offering period shall commence on

1 The Board increased the number of shares authorized for issuance by 150,000 on June 30, 1997, which increase was approved by the Corporation’s stockholders at the 1997 Annual Meeting. The Board increased the number of shares authorized for issuance by 1,000,000 on July 13, 1998, which increase was approved by the Corporation’s stockholders at the 1998 Annual Meeting. The Board increased the number of shares authorized for issuance by 1,200,000 on August 23, 2001, which increase was approved by the Corporation’s stockholders at the 2001 Annual Meeting. The Board increased the number of shares authorized for issuance by 1,500,000 on September 16, 2003, which increase is subject to approval by the Corporation’s stockholders at the 2003 Annual Meeting.

the first business day in November 1997 and terminate on the last business day in April 1998, and subsequent offering periods shall commence and terminate as designated by the Plan Administrator.

               C.     Each offering period shall be comprised of a series of one or more successive Purchase Periods. Purchase Periods shall begin on the first business day in May and November each year and terminate on the last business day in the following April and October, respectively, each year. However, the first Purchase Period under the initial offering period shall commence at the Effective Time and terminate on the last business day in April 1996.

ELIGIBILITY

               A.     Each Eligible Employee shall be eligible to enter an offering period under the Plan on the start date of any Purchase Period within that offering period, provided he or she remains an Eligible Employee on such start date. The date such individual enters the offering period shall be designated his or her Entry Date for purposes of that offering period.

               B.     To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

PAYROLL DEDUCTIONS

               A.     The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Cash Compensation paid to the Participant during each Purchase Period within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

(i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Period.

(ii) The Participant may, prior to the commencement of any new Purchase Period within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the Purchase Period following the filing of such form.

               B.     Payroll deductions shall begin on the first pay day following the Participant’s Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

               C.     Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

               D.     The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

2

PURCHASE RIGHTS

               A.     Grant of Purchase Right. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant’s Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

               Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

               B.     Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Purchase Period ending on such Purchase Date (together with any carryover deductions from the preceding Purchase Period) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for the Participant for that Purchase Date.

               C.     Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

               D.     Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that Purchase Date (together with any carryover deductions from the preceding Purchase Period) by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall be one thousand (1,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization.

               E.     Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

               F.     Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

(i) A Participant may, at any time prior to the next Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Period in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

3

(ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

(iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Purchase Period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the election, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw all the funds in the Participant’s payroll account at the time of the commencement of such leave or (b) have such funds held for the purchase of shares at the end of such Purchase Period. In no event, however, shall any further payroll deductions be added to the Participant’s account during such leave. Upon the Participant’s return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided the Participant returns to service prior to the expiration date of the offering period in which such leave began.

               G.     Corporate Transaction. Unless the Plan is continued or assumed by the surviving corporation after a Corporate Transaction, each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of such Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

               Unless the Plan is continued or assumed by the surviving corporation after a Corporate Transaction, the Corporation shall use its best efforts to provide at least ten (10) days’ prior written notice of the occurrence of such Corporate Transaction and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of such Corporate Transaction.

               H.     Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock prorated to such individual, shall be refunded.

               I.     Assignability. During the Participant’s lifetime, the purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

               J.     Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

ACCRUAL LIMITATIONS

               A.     No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights

4

accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than twenty-five thousand dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

               B.     For purposes of applying such accrual limitations, the following provisions shall be in effect:

(i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

(ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to twenty-five thousand dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

               C.     If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Period, then the payroll deductions which the Participant made during that Purchase Period with respect to such purchase right shall be promptly refunded.

               D.     In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

EFFECTIVE DATE AND TERM OF THE PLAN

               A.     The Plan was adopted by the Board on August 31, 1995, and approved by the stockholders on September 15, 1995. The Plan shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

               B.     Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in October 2005, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction (unless the Plan is continued or assumed by the surviving corporation after such Corporate Transaction). No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

AMENDMENT OF THE PLAN

               The Board may alter, amend, suspend or discontinue the Plan at any time. However, the Board may not, without the approval of the Corporation’s stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, or (ii) materially modify the requirements for eligibility to participate in the Plan.

GENERAL PROVISIONS

               A.     All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

5

               B.      Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

               C.     The provisions of the Plan shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules.

6

APPENDIX

     The following definitions shall be in effect under the Plan:

               A.     Board shall mean the Corporation’s Board of Directors.

               B.     Cash Compensation shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual’s period of participation in the Plan, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Cash Compensation shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant’s behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

               C.     Code shall mean the Internal Revenue Code of 1986, as amended.

               D.     Common Stock shall mean the Corporation’s common stock.

               E.     Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

               F.     Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

               G.     Corporation shall mean Hyperion Solutions Corporation (formerly Arbor Software Corporation), a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Hyperion Solutions Corporation which shall by appropriate action adopt the Plan.

               H.     Effective Time shall mean the time at which the Underwriting Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

               I.     Eligible Employee shall mean any person who is engaged, on a regularly scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

               J.     Entry Date shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

               K.     Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing price for the Common Stock on the date in question, then the Fair Market Value shall be the closing price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               L.     1933 Act shall mean the Securities Act of 1933, as amended.

               M.     Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

               N.     Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

               O.     Plan shall mean the Corporation’s Employee Stock Purchase Plan, as set forth in this document.

               P.     Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

               Q.     Purchase Date shall mean the last business day of each Purchase Period. The initial Purchase Date shall be April 30, 1996.

               R.     Purchase Period shall mean each successive period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

               S.     Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

               T.     Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

INTERNET ACCESS IS HERE!

Hyperion Solutions Corporation is pleased to announce that registered shareholders now have an innovative and secure means of accessing and managing their registered accounts on-line. This easy-to-use service is only a click away at:

http: //www. equiserve. com

In order to access your account and request your temporary password (or PIN), you will need your Social Security number, and Issue ID (HSCCM). Please click on the “Account Access” tab and follow the instructions and a temporary password will be mailed to your address of record.

[HSCCM - HYPERION SOLUTIONS CORPORATION] [FILE NAME: ZHSCC2. ELX] [VERSION - (1)] [09/25/03] [orig. 09/25/03]

	DETACH HERE	ZHSCC2

PROXY		PROXY

HYPERION SOLUTIONS CORPORATION

1344 CROSSMAN AVENUE
SUNNYVALE, CALIFORNIA 94089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 10, 2003

     The undersigned hereby appoints DAVID ODELL and W. RUSSELL WAYMAN, or either of them, each with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Hyperion Solutions Corporation (the “Company”) to be held at the Company’s offices at 1344 Crossman Avenue, Sunnyvale, California 94089 on Monday, November 10, 2003, at 10:00 a. m., and at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

HYPERION SOLUTIONS
CORPORATION
C/O EQUISERVE TRUST
COMPANY, N. A.
P. O. BOX 8694
EDISON, NJ 08818-8694

Please note, all votes cast via telephone or the Internet
must be cast prior to 6 p.m., EST, November 7, 2003.

Your vote is important. Please vote immediately.

If you vote over the Internet or by telephone, please do not mail your card.

[HSCCM - HYPERION SOLUTIONS CORPORATION] [FILE NAME: ZHSCC1. ELX] [VERSION - (2)] [09/26/03] [orig. 09/25/03]

		DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZHSCC1

☒	Please mark votes as in this example.		#HSC

1.	To elect two members of the Board of Directors to serve for a three-year term as Class II directors. Nominees: (01) Jeffrey Rodek, (02) Aldo Papone	2.	To approve an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 1, 500, 000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	FOR WITHHELD ☐ ☐	3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending June 30, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	☐
	For all nominee(s) except as written above
		4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

		Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature:	Date:	Signature:	Date: